UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

     Date of report   (Date of earliest event reported)   May 5, 2005

RENT-WAY, INC.
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(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA
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(State or Other Jurisdiction of Incorporation)

0-22026                 25-1407782
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(Commission File Number)      (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania           16505
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(Address of Principal Executive Offices)      (Zip Code)

(814) 455-5378
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On May 5, 2005, Rent-Way issued a press release announcing its fiscal 2005 second quarter financial results. The release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

        The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related AuditReport or Completed Interim Review

    (a)        As disclosed in its press release attached as Exhibit 99.1, the Company recently reviewed its lease accounting practices in light of announcements made by many public companies regarding lease-related accounting and the views expressed by the Office of the Chief Accountant of the Securities and Exchange Commission in a letter issued to the American Institute of Certified Public Accountants on February 7, 2005. As reported in the press release, Rent-Way will correct the way it accounts for leases, specifically with respect to the depreciation of leasehold improvements, treatment of “free rent” or “rent holidays” offered by landlords at the commencement of a lease and the classification of landlord allowances related to leasehold improvements. Rent-Way has also determined to give effect to its previously announced change in recognizing rental business revenues in periods prior to September 30, 2004. Effective October 1, 2004, Rent-Way began to record revenues over the rental term rather than as collected. The cumulative net impact of this change was $2.6 million at October 1, 2004, and was recorded in Other Expense in the quarter ended December 31, 2004. This adjustment will be reversed and will now be recorded in Revenues and Operating Expenses for prior periods.

        The Audit Committee of the Board of Directors of Rent-Way concluded on May 2, 2005 that Rent-Way’s consolidated financial statements contained within its (i) Annual Report on Form 10-K for the fiscal year ended September 30, 2004 (including all periods presented therein) and (ii) Quarterly Report on Form 10-Q for the interim period ended December 31, 2004 (including all periods presented therein), should be restated, and that such previously filed financial statements should no longer be relied upon. The Audit Committee discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young, LLP.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits:

           99.1 Press release dated May 5, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Dated:   May 5, 2005

By:    /s/ William A. McDonnell
Name:   William A. McDonnell

Title:   Vice President &CFO

EXHIBIT INDEX

Exhibit Number      Description
99.1                          Press Release dated May 5, 2005